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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 28, 2001
                                                  ---------------

                                PERKINELMER, INC.
               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                   1-5075                     04-2052042
      -------------                   ------                     ----------
State or Other Jurisdiction      (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)

45 William Street, Wellesley, Massachusetts                       02481
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 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code             (781) 237-5100
                                                               --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   OTHER EVENTS.

     On August 28, 2001, PerkinElmer, Inc. issued a press release announcing that it had begun to explore strategic alternatives for its Fluid Sciences business unit, including the potential sale of the unit. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Exhibit 99.1 - Press release dated August 28, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERKINELMER, INC.

                                       By: /s/ John L. Healy
                                          ---------------------------------
                                          John L. Healy
                                          Assistant Clerk

Date: August 30, 2001


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                                INDEX TO EXHIBITS

          Exhibit 99.1 - Press release dated August 28, 2001.